EXHIBIT 10.11

FORM OF DEFERRED COMPENSATION AGREEMENT

THIS AGREEMENT made and entered into this      day of           ,      , by and between LANDMARK FEDERAL SAVINGS BANK, hereinafter referred to as “Corporation,” and          , a member of the board of directors of the Corporation, hereinafter referred to as “Member.”

The Member is serving as a member of the board of directors of the Corporation. It is the consensus of the board of directors that the Member’s services have been of exceptional merit, in excess of the compensation paid to the Member as a member of the board of directors.

It is the mutual desire of the Corporation and the Member that the Member remain as a member of the board of directors of the Corporation and, to assist the Member in establishing a program to provide supplemental retirement benefits and pre-retirement death benefits, they mutually establish this deferred compensation plan. Accordingly, it is the desire of the Corporation and the Member to enter into this Agreement under which the Corporation will agree to make certain payments to the Member upon his retirement and, alternately, to his beneficiaries in the event of his premature death while serving as a member of the board of directors of the Corporation.

It is the intent of the parties hereto that this Agreement be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Member for purposes of the Employee Retirement Security Act of 1974 (ERISA) and for tax purposes. The Member is fully advised of the Corporation’s financial status and has had substantial input in the design and operation of this benefit plan. The Member understands that this agreement is a mere unsecured promise by the Corporation to make payments in the future.

Therefore, in consideration of the Member’s services performed in the past and those to be performed in the future and based upon the mutual promises and covenants herein contained, the Corporation and the Member agree as follows:

ARTICLE I
Definitions

Section 1.01           Effective Date. The Effective date of this Agreement shall be the later of the date shown above or the date of the approval of this Agreement by the board of directors of the Corporation.

Section 1.02           Normal Retirement Date. The Normal Retirement Date shall mean the first day of the calendar month following the month in which the Member’s current term of office expires as a member of the board directors of the Corporation following his 65th birthday.

Section 1.03           Termination of Service. Termination of Service shall mean severance of the Member’s membership on the board of directors of the Corporation for any cause, other than death.

ARTICLE II
Employment and Prior Agreements

Section 2.01           No Agreement Created. No provision in this Agreement shall be deemed to create any right of the Member to be a member of the board of directors of the Corporation.

Section 2.02           Termination of Prior Agreements. Upon the Effective Date, this Agreement shall replace and terminate all prior deferred compensation agreements that exist between the Member and the Corporation.

ARTICLE III
Benefits

The following benefits provided by the Corporation to the Member shall be available under this Agreement:

Section 3.01           Retirement Benefits. If the Member shall remain as a member of the board of directors of the Corporation until the Normal Retirement Date, defined in Article I, Section 1.02 above, then, in such event, he shall be entitled to receive monthly from the Corporation an amount on the first day of the month following such Normal Retirement Date and continuing for a period of approximately one hundred twenty (120) months.

The amount to be paid over said one hundred twenty (120) months shall vary from time to time to reflect earnings and losses as hereinafter set forth in Section 3.04 of this Article. It is the intent hereof that the Member’s Deferred Compensation Account, as increased or decreased as set out in Section 3.04, shall be fully paid to the Member over approximately one hundred twenty (120) months and the computation of said payment shall be in the sole and absolute discretion of the Corporation. Any amount remaining in the Member’s Deferred Compensation Account at the end of the one hundred twenty (120) months shall be paid to the Member in a lump sum.

In the event the Member shall die following the Normal Retirement Date and prior to the expiration of the one hundred twenty (120) months, the unpaid balance of such monthly payments shall be paid monthly for the remainder of said period to the beneficiary designated by the Member in the beneficiary designation form provided by the Corporation. In the absence of or failure of the Member to designate a beneficiary, the unpaid balance of the Deferred Compensation Account shall be paid in a lump sum to the personal representative of the Member’s estate.

Section 3.02           Termination of Service or Voluntary Resignation. Should the Member terminate his services as a member of the board of directors of the Corporation other than by Normal Retirement or death, he shall receive from the Corporation the balance of his Deferred Compensation Account at the time of termination.

Section 3.03           Death Benefit Prior to Retirement. Should the Member die prior to the Normal Retirement Date, (exclusive of termination as defined elsewhere herein), the Corporation agrees to pay to the Member’s designated beneficiary, on the first day of the month following the Member’s death, and for a continuous period of one hundred twenty (120) months, a monthly amount commuted in the same method as in Section 3.01 of this Article.

If the designated beneficiary should die prior to the expiration of the one hundred twenty (120) months, the remaining Deferred Compensation Account shall be paid in a lump sum to the personal representative of the designated beneficiary.

The Member shall declare his designated beneficiary in writing in a form as shown on Exhibit A provided by the Corporation. In the absence of or a failure to designate a beneficiary or in the event the designated beneficiary shall have predeceased the Member, the unpaid balance of the Deferred Compensation Account shall be paid in a lump sum to the personal representative of the Member’s estate.

Section 3.04           Deferred Compensation Account. The Member’s Deferred Compensation Account as of the date of this agreement is $           . The Member’s Deferred Compensation Account shall be increased by any amount added to the account by the board of directors of the Corporation from time to time and decreased by any payments. The Member’s Deferred Compensation Account shall be increased or decreased by an earnings factor. The earnings factor will equal an amount the Member’s Deferred Compensation Account would have earned (lost) had it been invested in the investment funds set forth by Exhibit B. The Member shall select the investment funds used to determine the earnings factor in one (1) percent increments. The investment funds selected shall be publicly traded mutual funds and shall be subject to the prior approval of the Corporation in its sole discretion.

Notwithstanding anything to the contrary, neither the Corporation nor the Member is obligated to acquire any interest in any fund or investment option and any asset that may be acquired in order to provide a means for payment of any liability shall remain the property of the Corporation.

ARTICLE IV
Restrictions Upon Funding

The Corporation shall have no obligation to set aside, earmark, or entrust any fund or money with which to pay its obligations under this Agreement. The Member, his beneficiary, or any successor in interest to him, shall be and remain simply a general unsecured creditor of the Corporation in the same manner as any other creditor having a general claim for matured and unpaid compensation.

The Corporation reserves the absolute right, at its sole discretion, to either refund the obligations undertaken by this Agreement or refrain from funding the same and to determine the extent, nature, and method of such funding. Should the Corporation elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Corporation reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Member be deemed to have any lien or right, title, or interest in or to any specific funding investment or to any assets of the Corporation.

If the Corporation elects to invest in a life insurance, disability, or annuity policy upon the life of the Member, then the Member shall assist the Corporation by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuity.

ARTICLE V
Miscellaneous

Section 5.01           Alienability and Assignment Prohibition. Neither the Member, his widow, nor any other beneficiary under this Agreement, shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify, or otherwise encumber, in advance, any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure by attachment, garnishment or otherwise for the payment of any debts, judgments, alimony or separate maintenance owed by the Member or his beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Member or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Corporation’s liabilities shall forthwith cease and terminate.

Section 5.02           Binding Obligation of Corporation and Any Successor in Interest. The Corporation expressly agrees that it shall not merge or consolidate into or with another corporation or sell substantially all of its assets to another corporation, firm, or person until such corporation, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Corporation under this Agreement. This Agreement shall be binding upon the parties hereto, their successors, beneficiaries, heirs, and personal representatives.

Section 5.03           Revocation. It is agreed by and between the parties hereto that, during the lifetime of the Member, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written assent of the Member and the Corporation.

Section 5.04           Gender. Whenever, in this Agreement, words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine, or neuter gender whenever they should so apply.

Section 5.05           Effect on Other Corporation Benefit Plans. Nothing contained in this Agreement shall affect the right of the Member to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus, or other supplemental compensation or fringe benefit plan constituting a part of the Corporation’s existing or future compensation structure.

Section 5.06           Headings. Heading and subheadings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

Section 5.07           Applicable Law. The validity and interpretation of this Agreement shall be governed by the laws of the state of Kansas.

ARTICLE VI
ERISA Provisions

Section 6.01           Named Fiduciary and Plan Administrator. The “Named Fiduciary and Plan Administrator” of this plan shall be James Strovas until his resignation or removal by the board of directors. As Named Fiduciary and Plan Administrator, James Strovas shall be responsible for the management, control, and administration of the deferred compensation agreement as established herein. He may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

Section 6.02           Claims Procedure and Arbitration. In the event that a dispute arises over benefits under this Plan Agreement and benefits are not paid to the Member (or to his beneficiary, in the case of the Member’s death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Plan Fiduciary and Administrator and the Corporation shall review the written claim and, if the claim is denied in whole or in part, they shall provide, in writing and within ninety (90) days of receipt of such claim, their specific reasons for such denial and reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the steps to be taken by claimant if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Fiduciary and Administrator fails to take any action within the aforesaid 90-day period.

If claimants desire a second review, they shall notify the Plan Fiduciary and Administrator in writing within sixty (60) days of the first claim denial. Claimants may review the Plan Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Plan Fiduciary and Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

If claimants continue to dispute the benefit denial based upon completed performance of the Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a board of arbitration for final arbitration. Said board shall consist of one member selected by the claimant, one member selected by the Corporation, and the third member selected by the first two members. The board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors, and assigns, shall be bound by the decision of such board with respect to any controversy properly submitted to it for determination.

IN WITNESS WHEREOF, the parties acknowledge that each has carefully read this Agreement and executed the original thereof on the day and year first above written and that, upon execution, each has received a conforming copy.

LANDMARK FEDERAL SAVINGS BANK

By:

Title:

“Corporation”

“Member”

FORM OF DEFERRED COMPENSATION AGREEMENT

THIS AGREEMENT made and entered into this      day of           ,       , by and between LANDMARK FEDERAL SAVINGS BANK, hereinafter referred to as “Corporation,” and             , a member of the board of directors of the Corporation, hereinafter referred to as “Member.”

The Member is serving as a member of the board of directors of the Corporation. It is the consensus of the board of directors that the Member’s services have been of exceptional merit, in excess of the compensation paid to the Member as a member of the board of directors.

It is the mutual desire of the Corporation and the Member that the Member remain as a member of the board of directors of the Corporation and, to assist the Member in establishing a program to provide supplemental retirement benefits and pre-retirement death benefits, they mutually establish this deferred compensation plan. Accordingly, it is the desire of the Corporation and the Member to enter into this Agreement under which the Corporation will agree to make certain payments to the Member upon his retirement and, alternately, to his beneficiaries in the event of his premature death while serving as a member of the board of directors of the Corporation.

It is the intent of the parties hereto that this Agreement be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Member for purposes of the Employee Retirement Security Act of 1974 (ERISA) and for tax purposes. The Member is fully advised of the Corporation’s financial status and has had substantial input in the design and operation of this benefit plan. The Member understands that this agreement is a mere unsecured promise by the Corporation to make payments in the future.

Therefore, in consideration of the Member’s services performed in the past and those to be performed in the future and based upon the mutual promises and covenants herein contained, the Corporation and the Member agree as follows:

ARTICLE VII
Definitions

Section 7.01           Effective Date. The Effective date of this Agreement shall be the later of the date shown above or the date of the approval of this Agreement by the board of directors of the Corporation.

Section 7.02           Normal Retirement Date. The Normal Retirement Date shall mean the first day of the calendar month following the month in which the Member’s current term of office expires as a member of the board directors of the Corporation following his 65th birthday.

Section 7.03           Termination of Service. Termination of Service shall mean severance of the Member’s membership on the board of directors of the Corporation for any cause, other than death.

ARTICLE VIII
Employment and Prior Agreements

Section 8.01           No Agreement Created. No provision in this Agreement shall be deemed to create any right of the Member to be a member of the board of directors of the Corporation.

Section 8.02           Termination of Prior Agreements. Upon the Effective Date, this Agreement shall replace and terminate all prior deferred compensation agreements that exist between the Member and the Corporation.

ARTICLE IX
Benefits

The following benefits provided by the Corporation to the Member shall be available under this Agreement:

Section 9.01           Retirement Benefits. If the Member shall remain as a member of the board of directors of the Corporation until the Normal Retirement Date, defined in Article I, Section 1.02 above, then, in such event, he shall be entitled to receive monthly from the Corporation the sum of $            commencing on the first day of the month following such Normal Retirement Date and continuing for a period of one hundred twenty (120) months.

In the event the Member shall die following the Normal Retirement Date and prior to the expiration of the one hundred twenty (120) months, the unpaid balance of such monthly payments shall be paid monthly for the remainder of said period to the beneficiary designated by the Member in the beneficiary designation form provided by the Corporation. In the absence of or failure of the Member to designate a beneficiary, the unpaid balance shall be commuted at six (6) percent and paid in a lump sum to the personal representatives of the Member’s estate.

Section 9.02           Termination of Service or Voluntary Resignation. Should the Member terminate his services as a member of the board of directors of the Corporation other than by Normal Retirement or death, he shall receive from the Corporation the lump sum of $          .

Section 9.03           Death Benefit Prior to Retirement. Should the Member die prior to the Normal Retirement Date, (exclusive of termination as defined elsewhere herein), the Corporation agrees to pay to the Member’s designated beneficiary, on the first day of the month following the Member’s death, the sum of $         for a continuous period of one hundred twenty (120) months.

If the designated beneficiary should die prior to the expiration of the one hundred twenty (120) months, the remaining unpaid installments shall be commuted at six (6) percent and paid in a lump sum to the personal representative of the designated beneficiary.

The Member shall declare his designated beneficiary in writing in a form as shown on Exhibit A provided by the Corporation. In the absence of or a failure to designate a beneficiary or in the event the designated beneficiary shall have predeceased the Member, the unpaid balance shall be commuted at six (6) percent and paid in a lump sum to the personal representative of the Member’s estate.

ARTICLE X
Restrictions Upon Funding

The Corporation shall have no obligation to set aside, earmark, or entrust any fund or money with which to pay its obligations under this Agreement. The Member, his beneficiary, or any successor in interest to him, shall be and remain simply a general unsecured creditor of the Corporation in the same manner as any other creditor having a general claim for matured and unpaid compensation.

The Corporation reserves the absolute right, at its sole discretion, to either refund the obligations undertaken by this Agreement or refrain from funding the same and to determine the extent, nature, and method of such funding. Should the Corporation elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Corporation reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Member be deemed to have any lien or right, title, or interest in or to any specific funding investment or to any assets of the Corporation.

If the Corporation elects to invest in a life insurance, disability, or annuity policy upon the life of the Member, then the Member shall assist the Corporation by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuity.

ARTICLE XI
Miscellaneous

Section 11.01         Alienability and Assignment Prohibition. Neither the Member, his widow, nor any other beneficiary under this Agreement, shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify, or otherwise encumber, in advance, any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure by attachment, garnishment or otherwise for the payment of any debts, judgments, alimony or separate maintenance owed by the Member or his beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Member or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Corporation’s liabilities shall forthwith cease and terminate.

Section 11.02         Binding Obligation of Corporation and Any Successor in Interest. The Corporation expressly agrees that it shall not merge or consolidate into or with another corporation or sell substantially all of its assets to another corporation, firm, or person until such corporation, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Corporation under this Agreement. This Agreement shall be binding upon the parties hereto, their successors, beneficiaries, heirs, and personal representatives.

Section 11.03         Revocation. It is agreed by and between the parties hereto that, during the lifetime of the Member, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written assent of the Member and the Corporation.

Section 11.04         Gender. Whenever, in this Agreement, words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine, or neuter gender whenever they should so apply.

Section 11.05         Effect on Other Corporation Benefit Plans. Nothing contained in this Agreement shall affect the right of the Member to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus, or other supplemental compensation or fringe benefit plan constituting a part of the Corporation’s existing or future compensation structure.

Section 11.06         Headings. Heading and subheadings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

Section 11.07         Applicable Law. The validity and interpretation of this Agreement shall be governed by the laws of the state of Kansas.

ARTICLE XII
ERISA Provisions

Section 12.01         Named Fiduciary and Plan Administrator. The “Named Fiduciary and Plan Administrator” of this plan shall be James Strovas until his resignation or removal by the board of directors. As Named Fiduciary and Plan Administrator, James Strovas shall be responsible for the management, control, and administration of the deferred compensation agreement as established herein. He may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

Section 12.02         Claims Procedure and Arbitration. In the event that a dispute arises over benefits under this Plan Agreement and benefits are not paid to the Member (or to his beneficiary, in the case of the Member’s death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Plan Fiduciary and Administrator and the Corporation shall review the written claim and, if the claim is denied in whole or in part, they shall provide, in writing and within ninety (90) days of receipt of such claim, their specific reasons for such denial and reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the steps to be taken by claimant if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Fiduciary and Administrator fails to take any action within the aforesaid 90-day period.

If claimants desire a second review, they shall notify the Plan Fiduciary and Administrator in writing within sixty (60) days of the first claim denial. Claimants may review the Plan Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Plan Fiduciary and Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

If claimants continue to dispute the benefit denial based upon completed performance of the Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a board of arbitration for final arbitration. Said board shall consist of one member selected by the claimant, one member selected by the Corporation, and the third member selected by the first two members. The board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors, and assigns, shall be bound by the decision of such board with respect to any controversy properly submitted to it for determination.

IN WITNESS WHEREOF, the parties acknowledge that each has carefully read this Agreement and executed the original thereof on the day and year first above written and that, upon execution, each has received a conforming copy.

LANDMARK FEDERAL SAVINGS BANK

By:

Title:

“Corporation”

“Member”